UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

May 24, 2017

VIVUS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33389	94-3136179
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

900 E. HAMILTON AVENUE, SUITE 550

CAMPBELL, CA 95008

(Address of principal executive offices, including zip code)

(650) 934-5200

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On May 24, 2017, the Board of Directors, or the Board, of VIVUS, Inc., or the Company, appointed Thomas B. King as a director of the Company. The Board has determined that Mr. King is independent of the Company and its management as defined by the Securities and Exchange Commission and the NASDAQ Listing Rules. There were no arrangements or understandings between Mr. King and any other persons pursuant to which he was elected as a director. There are no family relationships between Mr. King and any director or executive officer of the Company, and he has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K. Mr. King’s compensation is expected to be consistent with that provided to all of the Company’s non-employee directors, as described in the Company’s Annual Report on Form 10-K/A filed with the Securities and Exchange Commission on April 26, 2017. Mr. King has not been appointed to any Board committee at this time.

Additional information about Mr. King is set forth below:

Mr. King has served as an independent biotechnology consultant since August 2016.  Previously, Mr. King served as President, Chief Executive Officer and a member of the board of directors of Alexza Pharmaceuticals, Inc., a publicly-traded pharmaceutical company, from June 2003 to August 2016. From October 2015 to July 2016, Mr. King also served as Chief Financial Officer and Chief Accounting Officer of Alexza Pharmaceuticals, Inc. From September 2002 to April 2003, Mr. King served as President, Chief Executive Officer and a member of the board of directors of Cognetix, Inc., a privately-held biopharmaceutical development-stage company. From January 1994 to February 2001, Mr. King held various senior executive positions at Anesta Corporation, a publicly-traded pharmaceutical company, including President and Chief Executive Officer from January 1997 to October 2000, and was a member of the board of directors until it was acquired by Cephalon, Inc., a publicly-traded biopharmaceutical company. Mr. King currently serves on the board of directors of Faraday Pharmaceuticals, Inc., a privately-held biotechnology company. Mr. King also serves as a mentor at SPIRE Bioventures, a multi-disciplinary consortium aiding biotechnology entrepreneurs, and as an Advisory Board Member of the University of Colorado BioFrontiers Institute. Mr. King received a B.A. in chemistry from McPherson College and an M.B.A. from the University of Kansas Graduate School of Business.

Item 9.01. Financial Statements and Exhibits

(d)           Exhibits.

Exhibit No.	Description

99.1	Press Release issued by VIVUS, Inc. dated May 24, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIVUS, INC.

/s/ John L. Slebir
John L. Slebir
Senior Vice President, Business Development and General Counsel
Date: May 24, 2017

EXHIBIT INDEX

Number	Description

99.1	Press Release issued by VIVUS, Inc. dated May 24, 2017.